UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2011

Annual

Repor t

Legg Mason

Investment Counsel

Social Awareness

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Social Awareness Fund

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Social Awareness Fund for the twelve-month reporting period ended January 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended January 31, 2011. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in December 2010 and January 2011, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The second estimate for fourth quarter GDP was a 2.8% expansion.

Turning to the job market, the unemployment rate moved lower in December 2010 and January 2011, though it remained elevated throughout the reporting period. The unemployment rate fell from 9.8% in November to 9.4% in December 2010 and 9.0% in January 2011. This favorable trend, however, did not mean that all was well in the labor market. The unemployment rate has now equaled or exceeded 9.0% for twenty-one consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in

January 2011 that approximately 13.86 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 2.7% in January 2011 and the inventory of unsold homes was a 7.6 month supply at the current sales level, versus an 8.2 month supply in December. Despite this, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $158,800 in January 2011, down 3.7% from January 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown eighteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through most of the remainder of the reporting period. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

IV	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first three months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. .. . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in January 2011, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended January 31, 2011. The reporting period got off to a solid start, with the Index moving higher during the first three months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, investor risk aversion increased in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and declined more than 10%. Despite continued weak economic indicators, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in

Legg Mason Investment Counsel Social Awareness Fund	V

September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This momentum continued in January 2011, as the Index returned 2.37%. All told, the Index returned 22.19% over the twelve months ended January 31, 2011.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationv Treasuries during most of the first three months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. The spread sectors then took a step backward toward the end of April and during the month of May given concerns regarding the European sovereign debt crisis and some disappointing economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing in December 2010 and January 2011, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended January 31, 2011. When the period began, two- and ten-year Treasury yields were 0.82% and 3.63%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on January 31, 2011, two-year Treasury yields were 0.58% and ten-year Treasury yields were 3.42%. For the twelve months ended January 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.06%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

February 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high total return consisting of capital appreciation and current income.

The Fund invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. Our rigorous stock selection process is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. We seek to invest in companies that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash-flow and reasonable valuation.

The Fund targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade and which may be of any maturity. Our fixed-income strategy utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies. The Fund may invest a portion of its assets in equity and debt securities of foreign issuers.

As a component of the selection process, we utilize our proprietary social research to determine whether considered companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of their host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products

Q. What were the overall market conditions during the Fund’s reporting period?

A. After the strong results posted by both stocks and bonds in the third quarter of 2010, the subsequent three months saw a divergence of fortunes. Stocks continued their strong advance, gaining 11.29% and 10.76% in the third and fourth calendar quarters, respectively. In contrast, bonds declined during the final three months of 2010 as the Barclays Capital U.S. Aggregate Indexii lost 1.30%. For both stocks and bonds, December proved to be an important month as a good bit of either the gain or loss for the fourth calendar quarter was recorded then. For the twelve months ended January 31, 2011, both the major asset classes produced strong results with the S&P 500 Indexiii returning 22.19% and the Barclays Capital U.S. Aggregate Index returning 5.06%.

For the first three quarters of 2010, asset returns were driven by macro concerns and an embracing or fleeing by investors from the risks stemming from these issues. For the most part, when risks appeared to be manageable, stocks did well and when the risks increased to a certain point, stocks sold off. Of particular concern were the growing crisis surrounding the potential default by Greece on its government bonds and then, later, fears that the U.S. economy

2	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Fund overview (cont’d)

would slip into another recession. In contrast, bonds generally did well in either case as money continued to flow into bond mutual funds. Toward the end of the third quarter, the feeling among equity investors again switched and they were willing to embrace risk. Supporting this attitude was Federal Reserve Board (“Fed”)iv Chairman Bernanke who announced that the central bank was considering another round of buying a significant amount of assets. The goal of such a program is to stave off any deflationary tendencies in the economy by hopefully fostering a bit of inflation. Possibly of equal importance would be an increase in investor outlook, which would translate into higher stock prices, and then more consumption via the wealth effect.

Many economists do not have much hope that this new round of quantitative easing will actually have an effect on the economy. Nevertheless, stock prices began to rise after the idea was broached by Chairman Bernanke. Further support came from the growing perception, which became a reality, that the Republican Party would make significant gains in the mid-term elections. Subsequently, good news came from an upward revision for third quarter U.S. gross domestic product (“GDP”)v. The final piece of the puzzle arrived when the lame duck session of Congress, with the Republican Party leading the charge and President Obama agreeing, was able to craft a compromise extension of the soon-to-sunset Bush-era tax cuts. We had thought that such an agreement was highly unlikely as we could not see how the two sides could find the complementary legislation needed to pay for the extensions. However, in the end, the pay-as-you-go rules were ignored to keep the economy from being hit with a huge fiscal tightening. (We do note that the tax-cut extensions and the payroll tax holiday will increase the deficit and, thus, will become an issue in the not-so-distant future as Washington is forced to deal with our ballooning national debt.)

Q. How did we respond to these changing market conditions?

A. The equity portion of the Fund was actively managed during the time period. Actions taken included:

•

Increased exposure to stocks in the Consumer Discretionary and Materials sectors. As the economic and market recovery continued, we believed that these sectors would outperform. We also increased exposure to stocks in the Industrials sector during the second and third quarters of the year and took profits in that sector during the fourth quarter.

•	Reduced exposure to companies in the Health Care sector. During the second quarter of the year, we took profits in the Information Technology (“IT”) sector.

The fixed-income portion of the Fund was also actively managed during the reporting period. Actions taken included:

•	Remained overweighted in the corporate sector as improving (although slowly) economic growth was a positive for credit fundamentals over the year.

•

Increased exposure to commercial mortgage-backed securities (“CMBS”) as the increased yield offset much of the price declines due to higher U.S. Treasury yields. We believe limited new issuance should keep demand high as high-quality alternatives offer lower yields.

•

Remained underweighted in the U.S. Government & Agency Obligations sector which offers little relative value. We anticipate that U.S. Treasury securities will be pressured in the near term as accommodative monetary and fiscal policies produce favorable financial conditions.

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Investment Counsel Social Awareness

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	3

Fund, excluding sales charges, returned 15.33%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned 22.19% and 5.06%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)vi returned 17.25% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 17.35% over the same time frame.

Performance Snapshot as of January 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	13.39%	15.33%
Class B	12.90%	15.26%
Class C	12.98%	14.75%
Class I	13.68%	15.51%
S&P 500 Index	17.93%	22.19%
Barclays Capital U.S. Aggregate Index	0.20%	5.06%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	12.51%	17.25%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	13.15%	17.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended January 31, 2011 for Class A, Class B and Class C shares would have been 15.06%, 13.98% and 14.28%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.32%, 2.42%, 1.96% and 0.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. In the equity portion of the Fund, our stock selection in the IT, Energy, Materials and Utilities sectors contributed to relative performance during the period. In terms of sector positioning, our overweighting in the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 571 funds for the six-month period and among the 566 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Fund overview (cont’d)

IT and Materials sectors and underweighting in the Financials and Telecommunication Services sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the period were National-Oilwell Varco Inc., NetApp Inc., FMC Technologies Inc., Apple Inc. and Rovi Corp.

In the fixed-income portion of the Fund, our overweighted allocation to the corporate sector, particularly the Financials segment, added value. Also, the addition of CMBS to the Fund contributed to relative performance for the year.

Q. What were the leading detractors from performance?

A. In the equity portion of the Fund, our stock selection in the Industrials, Consumer Staples, Consumer Discretionary and Health Care sectors detracted from relative results. In terms of sector positioning, our overweighting in the Utilities and Health Care sectors and underweighting in the Energy sector also detracted from performance. On an individual stock basis, the largest detractors from performance for the period were BP PLC (ADR), Gilead Sciences Inc., Bank of America Corp., Stryker Corp. and Celgene Corp.

In the fixed-income portion of the Fund, our underweight to U.S. Treasury securities in the spring and our average durationvii (which was less than that of the Barclays Capital U.S. Aggregate Index) hurt performance. However, the significant increase in yields during November and December reversed both of these impacts.

Thank you for your investment in Legg Mason Investment Counsel Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Ronald T. Bates

Portfolio Manager (Equity Portion)

Legg Mason Investment Counsel, LLC

David K. Kafes

Portfolio Manager (Fixed-Income Portion)

Legg Mason Investment Counsel, LLC

February 15, 2011

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of January 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: National-Oilwell Varco Inc. (2.9%), Express Scripts Inc. (2.6%), Target Corp. (2.3%), Apache Corp. (2.3%), Hess Corp. (2.3%), Procter & Gamble Co. (2.1%), Apple Inc. (1.9%), PepsiCo Inc. (1.9%), FMC Technologies Inc. (1.9%), and General Mills Inc. (1.8%). Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	5

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2011 were: Financials (15.4%), Information Technology (14.4%), Energy (10.7%), Health Care (10.3%) and Consumer Discretionary (7.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

6	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2011 and January 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.39%	$1,000.00	$1,133.90	1.29%	$6.94	Class A	5.00%	$1,000.00	$1,018.70	1.29%	$6.56
Class B	12.90	1,000.00	1,129.00	2.15	11.54	Class B	5.00	1,000.00	1,014.37	2.15	10.92
Class C	12.98	1,000.00	1,129.80	2.03	10.90	Class C	5.00	1,000.00	1,014.97	2.03	10.31
Class I	13.68	1,000.00	1,136.80	0.96	5.17	Class I	5.00	1,000.00	1,020.37	0.96	4.89

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 1/31/11	15.33%	15.26%	14.75%	15.51%
Five Years Ended 1/31/11	3.74	2.85	3.14	N/A
Ten Years Ended 1/31/11	1.51	0.78	0.85	N/A
Inception* through 1/31/11	7.18	7.64	6.03	4.18

With sales charges[2]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 1/31/11	8.70%	10.26%	13.75%	15.51%
Five Years Ended 1/31/11	2.52	2.71	3.14	N/A
Ten Years Ended 1/31/11	0.90	0.78	0.85	N/A
Inception* through 1/31/11	6.84	7.64	6.03	4.18

Cumulative total returns
Without sales charges[1]
Class A (1/31/01 through 1/31/11)	16.12%
Class B (1/31/01 through 1/31/11)	8.12
Class C (1/31/01 through 1/31/11)	8.81
Class I (Inception date of 7/24/08 through 1/31/11)	10.90

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, February 2, 1987, May 5, 1993 and July 24, 2008, respectively.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Investment Counsel Social Awareness Fund vs. S&P 500 Index, Barclays Capital U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)† — January 2001 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on January 31, 2001 assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index, Barclays Capital U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%). The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

10	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Schedule of investments

January 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 69.4%
Consumer Discretionary — 7.2%
Hotels, Restaurants & Leisure — 1.3%
Yum! Brands Inc.	46,920	$2,193,979
Multiline Retail — 2.3%
Target Corp.	71,065	3,896,494
Specialty Retail — 1.1%
Lowe’s Cos. Inc.	73,270	1,817,096
Textiles, Apparel & Luxury Goods — 2.5%
Coach Inc.	34,915	1,888,553
V.F. Corp.	27,225	2,252,052
Total Textiles, Apparel & Luxury Goods		4,140,605
Total Consumer Discretionary		12,048,174
Consumer Staples — 6.5%
Beverages — 1.9%
PepsiCo Inc.	49,430	3,178,843
Food Products — 2.5%
Darling International Inc.	78,280	1,060,694	*
General Mills Inc.	87,360	3,038,381
Total Food Products		4,099,075
Household Products — 2.1%
Procter & Gamble Co.	55,340	3,493,614
Total Consumer Staples		10,771,532
Energy — 10.1%
Energy Equipment & Services — 5.5%
FMC Technologies Inc.	32,860	3,088,840	*
National-Oilwell Varco Inc.	64,829	4,790,863
Tetra Technology Inc.	51,350	1,188,496	*
Total Energy Equipment & Services		9,068,199
Oil, Gas & Consumable Fuels — 4.6%
Apache Corp.	32,425	3,870,248
Hess Corp.	45,695	3,843,863
Total Oil, Gas & Consumable Fuels		7,714,111
Total Energy		16,782,310
Financials — 9.0%
Capital Markets — 1.6%
State Street Corp.	58,735	2,744,099
Commercial Banks — 2.9%
U.S. Bancorp	90,195	2,435,265

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	11

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Commercial Banks — continued
Wells Fargo & Co.	74,800	$2,425,016
Total Commercial Banks		4,860,281
Consumer Finance — 1.5%
American Express Co.	56,075	2,432,534
Diversified Financial Services — 1.5%
JPMorgan Chase & Co.	53,690	2,412,829
Insurance — 1.5%
Arch Capital Group Ltd.	27,605	2,436,141	*
Total Financials		14,885,884
Health Care — 8.3%
Biotechnology — 3.3%
Celgene Corp.	52,795	2,720,526	*
Gilead Sciences Inc.	73,015	2,802,316	*
Total Biotechnology		5,522,842
Health Care Equipment & Supplies — 2.4%
Alere Inc.	40,440	1,584,035	*
Covidien PLC	49,120	2,331,726
Total Health Care Equipment & Supplies		3,915,761
Health Care Providers & Services — 2.6%
Express Scripts Inc.	77,870	4,386,417	*
Total Health Care		13,825,020
Industrials — 6.6%
Building Products — 1.0%
Masco Corp.	128,100	1,706,292
Commercial Services & Supplies — 1.5%
Republic Services Inc.	79,354	2,447,277
Construction & Engineering — 1.6%
Quanta Services Inc.	113,690	2,697,864	*
Electrical Equipment — 1.4%
Emerson Electric Co.	37,938	2,233,790
Machinery — 1.1%
Deere & Co.	19,899	1,808,819
Total Industrials		10,894,042
Information Technology — 13.6%
Communications Equipment — 0.9%
Cisco Systems Inc.	71,720	1,516,878	*
Computers & Peripherals — 3.4%
Apple Inc.	9,465	3,211,664	*

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Schedule of investments (cont’d)

January 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Computers & Peripherals — continued
NetApp Inc.	43,765	$2,395,258	*
Total Computers & Peripherals		5,606,922
Electronic Equipment, Instruments & Components — 0.8%
Corning Inc.	63,810	1,417,220
Internet Software & Services — 2.5%
eBay Inc.	64,810	1,967,632	*
Google Inc., Class A Shares	3,735	2,242,344	*
Total Internet Software & Services		4,209,976
IT Services — 1.6%
Accenture PLC, Class A Shares	50,350	2,591,515
Semiconductors & Semiconductor Equipment — 2.7%
Broadcom Corp., Class A Shares	53,715	2,422,009
Marvell Technology Group Ltd.	106,585	2,026,181	*
Total Semiconductors & Semiconductor Equipment		4,448,190
Software — 1.7%
Rovi Corp.	46,245	2,856,091	*
Total Information Technology		22,646,792
Materials — 3.2%
Chemicals — 2.3%
Air Products & Chemicals Inc.	21,084	1,839,579
Potash Corp. of Saskatchewan Inc.	11,110	1,975,136
Total Chemicals		3,814,715
Metals & Mining — 0.9%
Cliffs Natural Resources Inc.	18,120	1,548,535
Total Materials		5,363,250
Telecommunication Services — 1.8%
Wireless Telecommunication Services — 1.8%
America Movil SAB de CV, Series L Shares, ADR	26,295	1,498,552
American Tower Corp., Class A Shares	29,035	1,476,720	*
Total Telecommunication Services		2,975,272
Utilities — 3.1%
Electric Utilities — 1.6%
Northeast Utilities	83,200	2,738,944
Water Utilities — 1.5%
American Water Works Co. Inc.	96,710	2,466,105
Total Utilities		5,205,049
Total Common Stocks (Cost — $81,451,989)		115,397,325

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	13

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.0%
Honda Auto Receivables Owner Trust, 2008-1 A3
(Cost — $12,904)	4.470%	1/18/12	$12,503	$12,527
Collateralized Mortgage Obligations — 6.6%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.066%	11/10/42	738,000	773,552	(a)
Banc of America Commercial Mortgage Inc., 2006-2 A1	5.611%	5/10/45	59,810	59,931
Banc of America Commercial Mortgage Inc., 2007-2 A1	5.421%	4/10/49	94,427	96,326
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	206,280	210,167	(a)
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	579,496	587,171	(a)
Commercial Mortgage Pass-Through Certificates, 2004-LB3A A2	4.713%	7/10/37	72,472	72,647
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	1,081,738	1,144,157
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	122,615	129,977
Federal Home Loan Mortgage Corp. (FHLMC), R005 AB	5.500%	12/15/18	877,780	904,323
First Union National Bank Commercial Mortgage, 2002-C1 A2	6.141%	2/12/34	316,389	327,261
GMAC Commercial Mortgage Securities Inc., 2004-C2 A2	4.760%	8/10/38	508,859	512,699
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	1,193,730	1,244,632
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	1,320,295	1,392,399
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	1,327,713	1,369,161
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	432,000	458,092
JPMorgan Chase Commercial Mortgage Securities Corp., 2004-C1 A2	4.302%	1/15/38	278,632	283,798
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-CB11 ASB	5.201%	8/12/37	375,294	392,335	(a)
LB-UBS Commercial Mortgage Trust, 2004-C4 A3	5.106%	6/15/29	100,000	103,618	(a)
LB-UBS Commercial Mortgage Trust, 2005-C2 A3	4.912%	4/15/30	440,000	441,574
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	226,388	228,912
TIAA Seasoned Commercial Mortgage Trust, 2007-C4 A1	5.638%	8/15/39	220,308	223,456	(a)
Total Collateralized Mortgage Obligations (Cost — $10,874,039)				10,956,188
Corporate Bonds & Notes — 11.8%
Consumer Discretionary — 0.3%
Media — 0.3%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	573,239

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Schedule of investments (cont’d)

January 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 0.6%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	$235,000	$240,644
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	718,414
Total Consumer Staples				959,058
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Apache Corp., Senior Notes	5.250%	4/15/13	750,000	814,477
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	190,501
Total Energy				1,004,978
Financials — 6.4%
Capital Markets — 0.7%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	434,947
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	715,000	763,840
Total Capital Markets				1,198,787
Commercial Banks — 1.8%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	80,000	81,874
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	295,000	301,767
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	245,167
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	461,922
Rabobank Nederland, Notes	4.500%	1/11/21	1,000,000	994,795
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	450,000	435,178
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	476,181
Total Commercial Banks				2,996,884
Consumer Finance — 1.8%
HSBC Finance Corp., Notes	6.375%	10/15/11	750,000	779,247
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	2,175,000	2,238,136
Total Consumer Finance				3,017,383
Diversified Financial Services — 1.6%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,061,614
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	650,000	697,468
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	690,424
Private Export Funding Corp.	4.974%	8/15/13	190,000	209,366
Total Diversified Financial Services				2,658,872
Insurance — 0.4%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	675,000	621,960

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	15

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Senior Notes	4.200%	2/1/15	$100,000	$105,314
Total Financials				10,599,200
Health Care — 2.0%
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	175,000	180,096
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	185,666
Total Health Care Equipment & Supplies				365,762
Pharmaceuticals — 1.8%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	650,000	744,474
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	850,000	913,888
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	381,751
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	505,276
Wyeth, Notes	5.500%	2/15/16	425,000	481,712
Total Pharmaceuticals				3,027,101
Total Health Care				3,392,863
Industrials — 0.5%
Road & Rail — 0.5%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	784,777
Information Technology — 0.8%
Computers & Peripherals — 0.2%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	410,000	425,744
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	327,689
Software — 0.4%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	213,991
Microsoft Corp., Senior Notes	1.625%	9/25/15	450,000	439,900
Total Software				653,891
Total Information Technology				1,407,324
Materials — 0.4%
Chemicals — 0.4%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	621,498
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Verizon Communications Inc., Senior Notes	5.350%	2/15/11	300,000	300,487
Total Corporate Bonds & Notes (Cost — $18,831,729)				19,643,424
Mortgage-Backed Securities — 5.2%
FHLMC — 3.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	333,638	363,382

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Schedule of investments (cont’d)

January 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	$2,373,099	$2,519,444
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	665,850	703,882
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	1,182,599	1,288,962
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	455,747	508,006
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	529,957	565,545
Total FHLMC				5,949,221
FNMA — 0.9%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	121	136
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	359,500	369,611
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	123,160	131,974
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	848,770	923,247
Total FNMA				1,424,968
GNMA — 0.7%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	987,606	1,051,293
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	108,088	123,454
Total GNMA				1,174,747
Total Mortgage-Backed Securities (Cost — $7,851,267)				8,548,936
Municipal Bonds — 0.1%
Maryland — 0.1%
Baltimore, MD, Revenue, Parking System Facilities	2.904%	7/1/13	100,000	99,408
Baltimore, MD, Revenue, Parking System Facilities	3.387%	7/1/14	125,000	123,518
Total Municipal Bonds (Cost — $224,940)				222,926
U.S. Government & Agency Obligations — 2.3%
U.S. Government Agencies — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	4.500%	2/25/20	445,000	446,106
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	374,856
Total U.S. Government Agencies				820,962
U.S. Government Obligations — 1.8%
U.S. Treasury Bonds	3.500%	2/15/39	1,718,000	1,427,551
U.S. Treasury Bonds	4.375%	11/15/39	1,334,000	1,293,980
U.S. Treasury Notes	2.250%	11/30/17	210,000	204,537
U.S. Treasury Notes	3.625%	2/15/20	131,000	135,575
Total U.S. Government Obligations				3,061,643
Total U.S. Government & Agency Obligations (Cost — $3,950,542)				3,882,605
Total Investments before Short-Term Investments (Cost — $123,197,410)				158,663,931

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	17

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.7%
Repurchase Agreements — 4.7%
Goldman Sachs & Co. repurchase agreement dated 1/31/11; Proceeds at maturity — $7,742,316; (Fully collateralized by U.S. government agency obligations, 2.500% due 4/23/14; Market value — $7,916,171) (Cost — $7,742,275)	0.190%	2/1/11	$7,742,275	$7,742,275
Total Investments — 100.1% (Cost — $130,939,685#)				166,406,206
Liabilities in Excess of Other Assets — (0.1)%				(89,276)
Total Net Assets — 100.0%				$166,316,930

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $131,631,888.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Statement of assets and liabilities

January 31, 2011

Assets:
Investments, at value (Cost — $130,939,685)	$166,406,206
Interest and dividends receivable	543,564
Receivable for Fund shares sold	134,157
Prepaid expenses	24,506
Total Assets	167,108,433

Liabilities:
Payable for Fund shares repurchased	442,788
Payable due to manager	91,706
Distribution fees payable	52,631
Trustees’ fees payable	29,335
Accrued expenses	175,043
Total Liabilities	791,503
Total Net Assets	$166,316,930

Net Assets:
Par value (Note 7)	$98
Paid-in capital in excess of par value	142,293,420
Underdistributed net investment income	98,671
Accumulated net realized loss on investments	(11,541,780)
Net unrealized appreciation on investments	35,466,521
Total Net Assets	$166,316,930

Shares Outstanding:
Class A	8,125,354
Class B	920,771
Class C	671,101
Class I	67,164

Net Asset Value:
Class A (and redemption price)	$16.98
Class B*	$17.01
Class C*	$17.15
Class I (and redemption price)	$16.99
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$18.02

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	19

Statement of operations

For the Year Ended January 31, 2011

Investment Income:
Interest	$2,090,316
Dividends	1,505,673
Less: Foreign taxes withheld	(666)
Total Investment Income	3,595,323

Expenses:
Investment management fee (Note 2)	1,043,115
Distribution fees (Notes 2 and 5)	607,070
Transfer agent fees (Note 5)	454,308
Legal fees	63,172
Shareholder reports	52,386
Registration fees	45,786
Trustees’ fees	23,364
Audit and tax	22,419
Insurance	4,758
Custody fees	1,652
Fund accounting fees	1,359
Miscellaneous expenses	1,798
Total Expenses	2,321,187
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(766)
Compensating balance arrangements (Note 1)	(227)
Net Expenses	2,320,194
Net Investment Income	1,275,129

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	4,024,962
Change in Net Unrealized Appreciation (Depreciation) From Investments	17,097,363
Net Gain on Investments	21,122,325
Proceeds from Settlement of a Regulatory Matter (Note 9)	614,526
Increase in Net Assets from Operations	$23,011,980

See Notes to Financial Statements.

20	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$1,275,129	$1,681,732
Net realized gain (loss)	4,024,962	(5,492,564)
Change in net unrealized appreciation (depreciation)	17,097,363	39,864,942
Proceeds from settlement of a regulatory matter (Note 9)	614,526	—
Increase in Net Assets From Operations	23,011,980	36,054,110

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,048,219)	(1,789,785)
Decrease in Net Assets From Distributions to Shareholders	(2,048,219)	(1,789,785)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	12,741,292	11,495,431
Reinvestment of distributions	1,991,584	1,750,203
Cost of shares repurchased	(30,300,252)	(30,492,402)
Decrease in Net Assets From Fund Share Transactions	(15,567,376)	(17,246,768)
Increase in Net Assets	5,396,385	17,017,557

Net Assets:
Beginning of year	160,920,545	143,902,988
End of year*	$166,316,930	$160,920,545
* Includes undistributed net investment income of:	$98,671	$93,623

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.92	$11.90	$16.46	$21.12	$21.06

Income (loss) from operations:
Net investment income	0.15	0.17	0.20	0.27	0.28
Net realized and unrealized gain (loss)	2.08	3.03	(4.55)	0.37	1.62
Proceeds from settlement of a regulatory matter	0.04	—	—	—	—
Total income (loss) from operations	2.27	3.20	(4.35)	0.64	1.90

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.21)	(0.27)	(0.29)
Net realized gains	—	—	—	(5.03)	(1.55)
Total distributions	(0.21)	(0.18)	(0.21)	(5.30)	(1.84)

Net asset value, end of year	$16.98	$14.92	$11.90	$16.46	$21.12
Total return[2]	15.33%[3]	27.08%	(26.64)%	1.94%	9.60%[4]

Net assets, end of year (000s)	$137,999	$131,913	$114,042	$179,496	$201,214

Ratios to average net assets:
Gross expenses	1.30%	1.29%	1.26%	1.20%	1.19%[5]
Net expenses[6]	1.30	1.29	1.26	1.20	1.18 [5,7]
Net investment income	0.94	1.28	1.33	1.31	1.36

Portfolio turnover rate	30%	29%	42%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06% (Note 9).

[4]	See Note 11 to the financial statements.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.97	$11.95	$16.53	$21.19	$ 21.14

Income (loss) from operations:
Net investment income	(0.00) [2]	0.02	0.04	0.06	0.08
Net realized and unrealized gain (loss)	2.06	3.04	(4.56)	0.37	1.61
Proceeds from settlement of a regulatory matter	0.19	—	—	—	—
Total income (loss) from operations	2.25	3.06	(4.52)	0.43	1.69

Less distributions from:
Net investment income	(0.21)	(0.04)	(0.06)	(0.06)	(0.09)
Net realized gains	—	—	—	(5.03)	(1.55)
Total distributions	(0.21)	(0.04)	(0.06)	(5.09)	(1.64)

Net asset value, end of year	$17.01	$14.97	$11.95	$16.53	$21.19
Total return[3]	15.26%[4]	25.67%	(27.39)%	0.91%	8.45%[5]

Net assets, end of year (000s)	$15,666	$18,884	$20,958	$39,401	$58,297

Ratios to average net assets:
Gross expenses	2.28%	2.46%	2.30%	2.23%	2.17%[6]
Net expenses[7]	2.28	2.46	2.30	2.23	2.17 [6,8]
Net investment income (loss)	(0.03)	0.12	0.28	0.29	0.37

Portfolio turnover rate	30%	29%	42%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98% (Note 9).

[5]	See Note 11 to the financial statements.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2011		2010	2009	2008	2007

Net asset value, beginning of year	$15.07		$12.02	$16.62	$21.28	$21.21

Income (loss) from operations:
Net investment income	0.04		0.10	0.11	0.15	0.16
Net realized and unrealized gain (loss)	2.10		3.06	(4.58)	0.37	1.62
Proceeds from settlement of a regulatory matter	0.07		—	—	—	—
Total income (loss) from operations	2.21		3.16	(4.47)	0.52	1.78

Less distributions from:
Net investment income	(0.13)		(0.11)	(0.13)	(0.15)	(0.16)
Net realized gains	—		—	—	(5.03)	(1.55)
Total distributions	(0.13)		(0.11)	(0.13)	(5.18)	(1.71)

Net asset value, end of year	$17.15		$15.07	$12.02	$16.62	$21.28
Total return [2]	14.75	% [3]	26.40%	(27.06)%	1.32%	8.88	% [4]

Net assets, end of year (000s)	$11,511		$10,078	$8,888	$12,774	$14,553

Ratios to average net assets:
Gross expenses	2.01%		1.80%	1.87%	1.81%	1.83%[5]
Net expenses[6]	2.01		1.80	1.87	1.81	1.79	[5,7]
Net investment income	0.23		0.77	0.73	0.71	0.75

Portfolio turnover rate	30%		29%	42%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28% (Note 9).

[4]	See Note 11 to the financial statements.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$14.92	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.20	0.24	0.13
Net realized and unrealized gain (loss)	2.09	3.02	(4.08)
Total income (loss) from operations	2.29	3.26	(3.95)

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.13)
Total distributions	(0.22)	(0.24)	(0.13)

Net asset value, end of year	$16.99	$14.92	$11.90
Total return [3]	15.51%	27.67%	(24.80)%

Net assets, end of year (000s)	$1,141	$46	$15

Ratios to average net assets:
Gross expenses	1.08%	0.81%	1.03%[4]
Net expenses[5]	0.95 [6,7]	0.81 [6]	1.03 [4]
Net investment income	1.25	1.71	1.81 [4]

Portfolio Turnover Rate	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 24, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

26	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Notes to financial statements (cont’d)

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$115,397,325	—	—	$115,397,325
Asset-backed securities	—	$12,527	—	12,527
Collateralized mortgage obligations	—	10,956,188	—	10,956,188
Corporate bonds & notes	—	19,643,424	—	19,643,424
Mortgage-backed securities	—	8,548,936	—	8,548,936
Municipal bonds	—	222,926	—	222,926
U.S. government & agency obligations	—	3,882,605	—	3,882,605
Total long-term investments	$115,397,325	$43,266,606	—	$158,663,931
Short-term investments†	—	7,742,275	—	7,742,275
Total investments	$115,397,325	$51,008,881	—	$166,406,206

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	27

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

28	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Notes to financial statements (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$163,612	$(163,612)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	29

exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended January 31, 2011, fees waived and/or expenses reimbursed amounted to $766.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2011, LMIS and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$22,000	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of January 31, 2011, the Fund had accrued $18,252 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

30	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended January 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$33,446,627	$13,164,106
Sales	54,840,298	11,269,165

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,090,079
Gross unrealized depreciation	(1,315,761)
Net unrealized appreciation	$34,774,318

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$330,489	$345,139
Class B	169,825	83,664
Class C	106,756	23,734
Class I	—	1,771
Total	$607,070	$454,308

For the year ended January 31, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$766
Total	$766

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	31

6. Distributions to shareholders by class

	Year Ended January 31, 2011	Year Ended January 31, 2010
Net Investment Income:
Class A	$1,724,548	$1,651,972
Class B	229,038	60,946
Class C	84,235	76,227
Class I	10,398	640
Total	$2,048,219	$1,789,785

7. Shares of beneficial interest

At January 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	557,045	$8,783,132	682,130	$9,148,699
Shares issued on reinvestment	109,663	1,684,928	121,034	1,621,804
Shares repurchased	(1,384,650)	(21,680,236)	(1,544,385)	(20,573,618)
Net decrease	(717,942)	$(11,212,176)	(741,221)	$(9,803,115)

Class B
Shares sold	77,898	$1,219,850	110,337	$1,474,039
Shares issued on reinvestment	15,592	226,887	5,012	60,718
Shares repurchased	(434,530)	(6,825,057)	(607,071)	(8,121,610)
Net decrease	(341,040)	$(5,378,320)	(491,722)	$(6,586,853)

Class C
Shares sold	88,616	$1,410,647	62,002	$848,993
Shares issued on reinvestment	4,859	73,366	4,955	67,041
Shares repurchased	(91,107)	(1,449,461)	(137,724)	(1,797,174)
Net increase (decrease)	2,368	$34,552	(70,767)	$(881,140)

Class I
Shares sold	85,520	$1,327,663	1,787	$23,700
Shares issued on reinvestment	410	6,403	47	640
Shares repurchased	(21,854)	(345,498)	—	—
Net increase	64,076	$988,568	1,834	$24,340

32	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended January 31, were as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$2,048,219	$1,789,785

As of January 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$167,952
Capital loss carryforward*	(10,849,577)
Other book/tax temporary differences(a)	(69,281)
Unrealized appreciation (depreciation)(b)	34,774,318
Total accumulated earnings/ (losses) — net	$24,023,412

*	During the taxable year ended January 31, 2011, the Fund utilized $3,840,446 of its capital loss carry forward available from prior years. As of January 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
1/13/2017	$(2,577,533)
1/31/2018	(8,272,044)
$(10,849,577)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	33

that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the

Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global Asset management business, including SBFM, to Legg Mason.

34	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Notes to financial statements (cont’d)

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $352,680, $214,328, and $47,518 for Classes A, B and C respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against

Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report	35

any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending January 31, 2012.

36	Legg Mason Investment Counsel Social Awareness Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Investment Counsel Social Awareness Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of January 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Social Awareness Fund as of January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 15, 2011

Legg Mason Investment Counsel Social Awareness Fund	37

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information

38	Legg Mason Investment Counsel Social Awareness Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the three-year period, but performed below the median for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve perform-

Legg Mason Investment Counsel Social Awareness Fund	39

ance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group, but higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the other funds in the Expense Group and slightly higher than the average total expense ratio of the funds in the Expense Universe.

40	Legg Mason Investment Counsel Social Awareness Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Investment Counsel Social Awareness Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

42	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Investment Counsel Social Awareness Fund	43

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

44	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Legg Mason Investment Counsel Social Awareness Fund	45

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

46	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Investment Counsel Social Awareness Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2011:

Record date	3/30/2010	6/29/2010	9/29/2010	12/28/2010
Payable date	3/31/2010	6/30/2010	9/30/2010	12/29/2010
Ordinary income:
Qualified dividend income for individuals	82.93%	71.78%	71.78%	71.78%
Dividends qualifying for the dividends
received deduction for corporations	71.18%	63.86%	63.86%	63.86%
Interest from federal obligations	3.61%	3.61%	3.61%	3.61%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0912 3/11 SR11-1333

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2010 and January 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $264,100 in 2010 and $358,200 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $4,500 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $102,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor, were $4,900 in 2011 other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 23, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 23, 2011